UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2021

Protective Insurance Corporation
(Exact Name of Registrant as Specified in Its Charter)

0-05534
(Commission File Number)

Indiana	35-0160330
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

111 Congressional Boulevard, STE 500
Carmel, Indiana 46032
(Address of principal executive offices, including zip code)

(317) 636-9800
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, No Par Value	PTVCA	The Nasdaq Stock Market LLC
Class B Common Stock, No Par Value	PTVCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed on February 16, 2021 in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by Protective Insurance Corporation, an Indiana corporation (the “Company”), the Company entered into an Agreement and Plan of Merger, dated as of February 14, 2021 (the “Merger Agreement”), with The Progressive Corporation, an Ohio corporation (“Parent”), and Carnation Merger Sub Inc., an Indiana corporation and wholly-owned indirect subsidiary of Parent (“Merger Sub”).

On June 1, 2021 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Indiana Business Corporation Law (the “IBCL”), the merger of Merger Sub with and into the Company (the “Merger”) was completed.  At the effective time of the Merger (the “Effective Time”), the separate corporate existence of Merger Sub ceased, and the Company survived the Merger as a wholly-owned indirect subsidiary of Parent.  The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Merger.

Item 1.02 Termination of a Material Definitive Agreement.

On the Closing Date, (i) all outstanding indebtedness under that certain Amended and Restated Credit Agreement, dated as of September 2, 2014 (as amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”), by and between the Company, as the borrower, and PNC Bank, National Association, as the lender, was repaid in full and (ii) all commitments, liens, security interests and guarantees under the Credit Agreement were terminated.

Item 2.01  Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, at the Effective Time on the Closing Date, Parent completed its previously announced acquisition of the Company.  As a result of the Merger, the Company survived as a wholly-owned indirect subsidiary of Parent.  At the Effective Time, each share of Class A common stock, without par value, of the Company (the “Company Class A Shares”) and each outstanding share of Class B common stock, without par value, of the Company (the “Company Class B Shares” and together, with the Company Class A Shares, the “Company Common Shares”) issued and outstanding immediately prior to the Effective Time (other than Company RSAs as described in the following paragraph) was automatically converted into the right to receive $23.30 in cash, without interest (the “Merger Consideration”).

In addition, at the Effective Time, each Company restricted stock award (the “Company RSA”) issued and outstanding immediately prior to the Effective Time was canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the total number of the Company Common Shares subject to the Company RSA, multiplied by (ii) the Merger Consideration, plus any cash dividends or cash dividend equivalents accrued on such Company RSA.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing description of the Merger and the Merger Agreement, and the other transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on February 16, 2021, which is incorporated by reference herein.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the shares of the Company Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister Company Common Shares and suspend the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.  Trading of the Company Common Shares on Nasdaq was halted prior to the opening of trading on the Closing Date.

Item 3.03  Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of the Company Common Shares that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Merger Consideration.  Accordingly, at the Effective Time, the holders of such shares of the Company Common Shares ceased to have any rights as shareholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01  Change in Control of Registrant.

The information contained in the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a wholly-owned indirect subsidiary of Parent.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time, Stephen J. Gray, Nathan Shapiro, Robert Shapiro, Stuart D. Bilton, Otto N. Frenzel IV, LoriAnn V. Lowery-Biggers, James A. Porcari III, Steven J. Bensinger, Jeremy D. Edgecliffe-Johnson, David W. Michelson and John D. Nichols, Jr. each ceased to be directors of the Company and members of any committee of the Company’s Board of Directors.

Pursuant to the Merger Agreement, at the Effective Time, the directors of Merger Sub immediately prior to the Effective Time, Andrew Quigg and John Barbagallo, became the directors of the Company.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Amended and Restated Articles of Incorporation of the Company and the Bylaws of the Company were each amended and restated in their entirety at the Effective Time. Copies of the Second Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of February 14, 2021, by and among Protective Insurance Corporation, The Progressive Corporation and Carnation Merger Sub Inc., incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 16, 2021.

3.1	Second Amended and Restated Articles of Incorporation of Protective Insurance Corporation.
3.2	Amended and Restated Bylaws of Protective Insurance Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PROTECTIVE INSURANCE CORPORATION
By:                 /s/ Jeremy D. Edgecliffe-Johnson
Name:                Jeremy D. Edgecliffe-Johnson
Title:                  Chief Executive Officer
Date:                  June 1, 2021